
                                                                   Exhibit 10.65

[LOGO]
Amgen Nonqualified Deferred Compensation Plan
Plan Document
================================================================================


                    Nonqualified Deferred Compensation Plan

                           Effective January 1, 2002








                               Copyright (C) 2001
           By Clark/Bardes Consulting -- Compensation Resource Group
                              All Rights Reserved


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                              TABLE OF CONTENTS

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                                                                                                      Page
                                                                                                      ----
Purpose.............................................................................................    1

ARTICLE 1   Definitions.............................................................................    1

ARTICLE 2   Selection/Enrollment/Eligibility........................................................    5

      2.1   Selection by Committee..................................................................    6
      2.2   Enrollment Requirements.................................................................    6
      2.3   Eligibility/Commencement of Participation...............................................    6
      2.4   Termination of Participation and/or Deferrals...........................................    6

ARTICLE 3   Deferral Commitments/Company Matching/Crediting/Taxes...................................    6

      3.1   Minimum Deferrals.......................................................................    6
      3.2   Maximum Deferrals.......................................................................    7
      3.3   Election to Defer/Effect of Election Form...............................................    7
      3.4   Withholding of Annual Deferral Amounts..................................................    8
      3.5   Annual Company Contribution Amount......................................................    8
      3.6   Vesting.................................................................................    8
      3.7   Crediting/Debiting of Account Balances..................................................    9
      3.8   Distribution............................................................................   10

ARTICLE 4   Short-Term Payout/Unforeseeable Financial Emergencies/Withdrawal Election...............   11

      4.1   Short-Term Payout.......................................................................   11
      4.2   Other Benefits Take Precedence Over Short-Term..........................................   11
      4.3   Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies...................   11
      4.4   Withdrawal Election.....................................................................   12

ARTICLE 5   Retirement Benefit......................................................................   12

      5.1   Retirement Benefit......................................................................   12
      5.2   Payment of Retirement Benefit...........................................................   12
      5.3   Death Prior to Completion of Retirement Benefit.........................................   13

ARTICLE 6   Pre-Retirement Survivor Benefit.........................................................   13

      6.1   Pre-Retirement Survivor Benefit.........................................................   13
      6.2   Payment of Pre-Retirement Survivor Benefit..............................................   13

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                                       i

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
ARTICLE 7    Termination Benefit.....................................................................  14

      7.1    Termination Benefit.....................................................................  14
      7.2    Payment of Termination Benefit..........................................................  14

ARTICLE 8    Disability Waiver and Benefit...........................................................  14

      8.1    Disability Waiver.......................................................................  14
      8.2    Continued Eligibility/Disability Benefit................................................  14

ARTICLE 9    Beneficiary Designation.................................................................  15

      9.1    Beneficiary.............................................................................  15
      9.2    Beneficiary Designation Change/Spousal Consent..........................................  15
      9.3    Acknowledgement.........................................................................  15
      9.4    No Beneficiary Designation..............................................................  15
      9.5    Doubt as to Beneficiary.................................................................  15
      9.6    Discharge of Obligations................................................................  16

ARTICLE 10   Leave of Absence........................................................................  16

      10.1   Paid Leave of Absence...................................................................  16
      10.2   Unpaid Leave of Absence.................................................................  16

ARTICLE 11   Termination/Amendment or Modification...................................................  16

      11.1   Termination.............................................................................  16
      11.2   Amendment...............................................................................  17
      11.3   Plan Agreement..........................................................................  17
      11.4   Effect of Payment.......................................................................  17

ARTICLE 12   Administration..........................................................................  17

      12.1   Committee Duties........................................................................  17
      12.2   Administration Upon Change In Control...................................................  18
      12.3   Agents..................................................................................  18
      12.4   Binding Effect of Decisions.............................................................  18
      12.5   Indemnity of Committee..................................................................  18
      12.6   Employer Information....................................................................  19

ARTICLE 13   Other Benefits and Agreements...........................................................  19

      13.1   Coordination with Other Benefits........................................................  19

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                                      ii

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
ARTICLE 14   Claims Procedures.......................................................................  19

      14.1   Presentation of Claim...................................................................  19
      14.2   Notification of Decision................................................................  19
      14.3   Review of a Denied Claim................................................................  20
      14.4   Decision on Review......................................................................  20
      14.5   Legal Action............................................................................  20

ARTICLE 15   Trust...................................................................................  21

      15.1   Establishment of the Trust..............................................................  21
      15.2   Interrelationship of the Plan and the Trust.............................................  21
      15.3   Distributions From the Trust............................................................  21
      3.10   Investment of Trust Assets..............................................................  21

ARTICLE 16   Miscellaneous...........................................................................  21

      16.1   Status of Plan..........................................................................  21
      16.2   Unsecured General Creditor..............................................................  22
      16.3   Employer's Liability....................................................................  22
      16.4   Nonassignability........................................................................  22
      16.5   Not a Contract of Employment............................................................  22
      16.6   Furnishing Information..................................................................  22
      16.7   Terms ..................................................................................  23
      16.8   Captions................................................................................  23
      16.9   Governing Law...........................................................................  23
      16.10  Notice..................................................................................  23
      16.11  Successors..............................................................................  23
      16.12  Spouse's Interest.......................................................................  23
      16.13  Validity................................................................................  24
      16.14  Incompetent.............................................................................  24
      16.15  Court Order.............................................................................  24
      16.16  Distribution in the Event of Taxation...................................................  24
      16.17  Insurance...............................................................................  24
      16.18  Legal Fees To Enforce Rights After Change in Control....................................  25

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                                      iii

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                 AMGEN NONQUALIFIED DEFERRED COMPENSATION PLAN

                           Effective January 1, 2002

                                    Purpose
                                    -------

     The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees and Directors who contribute materially to the continued growth, development and future business success of Amgen, Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                   ARTICLE 1
                                  Definitions
                                  -----------

     For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance and (ii) the vested Company Contribution Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Base Salary" shall mean the wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with any Employer to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury Regulation Section 1.62-2(c)), but excluding any "goods and services allowance" provided to certain expatriate staff members. Notwithstanding anything else in the Plan to the contrary, Annual Base Salary shall not include the Annual Bonus. Annual Base Salary shall be computed without regard to any election to reduce or defer salary under the Amgen, Inc. Retirement and Savings Plan or any other employee benefit plan, including the cafeteria plan under Section 125 of the Code. Annual Base Salary shall not include: (a) any Company contributions to the Amgen, Inc. Retirement and Savings Plan or any other employee benefit plan for or on account of the Employee, except as otherwise provided in the preceding sentence or (b) the items described in Treasury Regulation Section 1.415-2(d)(3), which, among other items, would exclude from compensation amounts realized from the exercise of a nonqualified stock option (or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture under Section 83 of the

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                                       1

     Code) and amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

1.3 "Annual Bonus" shall mean the wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with any Employer to the extent that the amounts are includable in gross income and are paid pursuant to the Management Incentive Plan (MIP).

1.4 "Annual Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.5.

1.5 "Annual Deferral Amount" shall mean that portion of a Participant's Annual Base Salary Annual Bonus and/or Director Fees, as applicable, that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year.

1.6 "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: The Account Balance of the Participant shall be calculated as of the most recent Valuation Date. The annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one, and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a 10-year Annual Installment Method, the first payment shall be 1/10 of the Account Balance as of the most recent Valuation Date. The following year, the payment shall be 1/9 of the Account Balance as of the most recent Valuation Date. Each annual installment shall be paid on or as soon as practicable after the amount is calculated.

1.7 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, or entitled under
     Article 9 in the absence of a designation, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.8 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.9  "Board" shall mean the board of directors of the Company.

1.10 "Change in Control" shall have the meaning set forth in the Amgen, Inc. Change In Control Severance Plan, as it may be amended from time to time.

1.11 "Claimant" shall have the meaning set forth in Section 14.1.

1.12 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

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                                       2

1.13 "Committee" shall mean the committee described in Article 12.

1.14 "Company" shall mean Amgen, Inc., and any successor to all or substantially all of the Company's assets or business.

1.15 "Company Contribution Account" shall mean (i) the sum of the Participant's Annual Company Contribution Amounts, plus (ii) amounts credited (net of amounts debited) in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Contribution Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.16 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited and debited with additional amounts in accordance with Section 3.13 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited (net of amounts debited) thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.17 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited (net of amounts debited) in accordance with all the applicable provisions of this Plan that relate to the Participant's Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.18 "Director" shall mean any member of the Board.

1.19 "Director Fees" shall mean the annual fees paid by any Employer, including retainer fees and meeting fees, as compensation for serving on the Board.

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                                       3

1.20 "Disability" shall mean that the Participant is determined under Title II or XVI of the Social Security Act, to have been disabled. The Participant must submit evidence to the Committee of the Social Security Administration's determination of disability before a person is to be deemed Disabled under this Plan.

1.21   "Disability Benefit" shall mean the benefit set forth in Article 8.

1.22 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.23 "Employee" shall mean a person whom an Employer classifies as an employee.

1.24 "Employer" shall mean the Company or any of its subsidiaries or affiliates (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan by permitting their Employees to participate in the Plan.

1.25 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.26 "401(k) Plan" shall be that certain Amgen Inc. Retirement and Savings Plan adopted by the Company, as it may be amended from time to time.

1.27 "Participant" shall mean any Employee (i) who is selected by the Committee from among the highly compensated or management employees of the Employer to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.28 "Plan" shall mean the AMGEN NONQUALIFIED DEFERRED COMPENSATION PLAN, effective January 1, 2002, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.29 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan

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                                       4

       Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.30 "Plan Year" shall mean a period beginning on January 1 of each calendar year (beginning January 1, 2002), and continuing through December 31 of such calendar year.

1.31   "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
       Article 6.

1.32 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than death or Disability at such time as the Employee is at least sixty (60) years old.

1.33   "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.34   "Short-Term Payout" shall mean the payout set forth in Section 4.1.

1.35   "Termination Benefit" shall mean the benefit set forth in Article 7.

1.36 "Termination " shall mean the severing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability or death. Termination of Employment shall not be deemed to occur, however, upon the transfer of a Participant from the employ of the Company or another Employer to the employ of any subsidiary or affiliate, regardless of whether that subsidiary or affiliate is an Employer under the Plan.

1.37 "Trust" shall mean one or more trusts established pursuant to that certain Trust Agreement, dated as of _____ 1, 2002 between the Company and the trustee named therein, as amended from time to time.

1.38 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) another extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.39 "Valuation Date" shall mean the last day of each Plan Year or any other date as of which the Committee, in its sole discretion, designates as a Valuation Date.

1.40 "Years of Service" shall mean each Plan Year or portion thereof during which an Employee is credited with at least 1000 hours of service.


                                   ARTICLE 2
                       Selection/Enrollment/Eligibility
                        --------------------------------
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                                       5

2.1   Selection by Committee.  Participation in the Plan shall be limited to a
      ----------------------
      select group of Employees and Directors of the Employers, each of whom is a member of management or is highly compensated. From the group of Employees who are management or highly compensated, the Committee shall select, in its sole discretion, Employees and Directors to participate in the Plan.

2.2   Enrollment Requirements.  As a condition to participation, each selected
      -----------------------
      Employee shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within the number of days specified by the Committee after he or she is selected to participate in the Plan. In addition, the Committee may establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3   Eligibility/Commencement of Participation.  Provided an Employee selected
      -----------------------------------------
      to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee shall commence participation in the Plan on the first day of the month following the month in which the Employee completes all enrollment requirements or such other date specified by the Committee.

2.4   Termination of Participation and/or Deferrals. If the Committee determines
      ---------------------------------------------
      in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, and (ii) prevent the Participant from making future deferral elections or, in the Committee's discretion, may also
      (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.


                                   ARTICLE 3
             Deferral Commitments/Company Matching/Crediting/Taxes
             -----------------------------------------------------

3.1   Minimum Deferrals.
      -----------------

      (a)   Annual Base Salary and Annual Bonus.  For each Plan Year, a
            -----------------------------------
            Participant may elect to defer, as his or her Annual Deferral Amount, Annual Base Salary or Annual Bonus, or both, in the following minimum amounts for each deferral elected:

                 ---------------------------------------------
                          Deferral             Minimum Amount
                 ---------------------------------------------
                  Annual Base Salary and/or
                        Annual Bonus               $2,000
                 ---------------------------------------------

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                                       6

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            If an election is made for less than stated minimum amounts, or if no election is made, the amount deferred shall be zero.

      (b)   Short Plan Year. Notwithstanding the foregoing, if a Participant
            ---------------
            first becomes a Participant after the first day of a Plan Year, the minimum Annual Base Salary deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

3.1   Maximum Deferrals.
      -----------------

      (a)   Annual Base Salary Annual Bonus and Director Fees. For each Plan
            -------------------------------------------------
            Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Annual Base Salary and Annual Bonus up to the following maximum percentages for each deferral elected:

                  ----------------------------------------
                         Deferral                Maximum
                                               Percentage
                  ----------------------------------------
                   Annual Base Salary              50%
                  ----------------------------------------
                   Annual Bonus                   100%
                  ----------------------------------------
                   Director Fees                  100%
                  ----------------------------------------

      (b) Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount, with respect to Annual Base Salary and Annual Bonus shall be based on the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and an Election Form to the Committee for acceptance.

3.3   Election to Defer/Effect of Election Form.
      -----------------------------------------

      (a)   First Plan Year of Participation. Within thirty (30) days after
            --------------------------------
            being designated by the Committee for participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

      (b)   Subsequent Plan Years. For each succeeding Plan Year, an irrevocable
            ---------------------
            deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the

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                                       7

            Plan Year for which the election is made, a new Election Form. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

3.4   Withholding of Annual Deferral Amounts.  For each Plan Year, for each
      --------------------------------------
      Participant, the Annual Base Salary portion of the Annual Deferral Amount shall be withheld on a ratable basis, to the extent possible, from each regularly scheduled Annual Base Salary payroll. The Annual Bonus portion of the Annual Deferral Amount shall be withheld, to the extent possible, at the time the Annual Bonus is or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself.

3.5   Annual Company Contribution Amount. For each Plan Year, an Employer, in
      ----------------------------------
      its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Contribution Account under this Plan, which amount shall be for that Participant the Annual Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive an Annual Company Contribution Amount for that Plan Year. The Annual Company Contribution Amount, if any, shall be credited as of the date determined by the Committee in its sole discretion. If a Participant is not employed by an Employer as of the last day of a Plan Year for a reason other than his or her Retirement or death while employed, the Annual Company Contribution Amount for that Plan Year shall be zero.

3.6   Vesting.
      -------

      (a) A Participant shall at all times be 100% vested in his or her Deferral Account.

      (b) A Participant shall be vested in his or her Company Contribution Account in accordance with the vesting schedules established by the Committee, in its sole and absolute discretion, for each Annual Company Contribution Amount (and amounts credited or debited thereon) at the time each such Annual Company Contribution Amount is first credited to the Participant's Account Balance under the Plan. The vesting schedules established by the Committee for each Annual Company Contribution Amount may be different for different Participants.

      (c) Notwithstanding anything in this Section to the contrary, except as provided in subsection (d) below, in the event of a Change in Control, a Participant's Company Contribution Account shall immediately become 100% vested (without regard to whether it is already vested in accordance with the above vesting schedules).

      (d) Except as otherwise provided by written agreement between a Participant and his/her Employer, notwithstanding anything in this Section or the Plan to the contrary, the vesting schedule for a Participant's Company Contribution Account shall not be accelerated to the extent that the Committee determines that such acceleration would

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                                       8
            cause the deduction limitations of Section 280G of the Code to become effective. In the event that any portion of a Participant's Company Contribution Account is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of
            Section 280G. In such case, the Committee must provide to the Participant within 15 business days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"), to the effect that, in the Accounting Firm's opinion that any limitation in the vested percentage hereunder is necessary to avoid the limits of Section 280G, and containing supporting calculations, or, in the absence of such an opinion, shall cause the relevant portion of the Participant's Company Contribution Account to become vested. The cost of such opinion shall be paid for by the Company.

3.7   Crediting/Debiting of Account Balances. In accordance with, and subject
      --------------------------------------
      to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

      (a)   Election of Measurement Funds. A Participant, in connection with his
            -----------------------------
            or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) to be used to determine the additional amounts to be credited to his or her Account Balance for the first business day in which the Participant commences participation in the Plan and continuing thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the next sentence. Commencing with the first business day that follows the Participant's commencement of participation in the Plan and continuing thereafter for each subsequent day in which the Participant participates in the Plan, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the additional amounts to be credited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply to the next business day and continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

      (b)   Proportionate Allocation. In making any election described in
            ------------------------
            Section 3.7(a) above, the Participant shall specify on the Election Form, in increments of five percentage points (5%), the percentage of his or her Account Balance to have gains and losses measured by a Measurement Fund.

      (c)   Measurement Funds.  From time to time, the Committee in its sole
            -----------------
            discretion shall select and announce to Participants its selection of mutual funds, insurance company separate accounts, indexed rates or other methods (each, a "Measurement Fund"), for the purpose of providing the basis on which gains and losses shall be attributed to

--------------------------------------------------------------------------------

            Account Balances under the Plan. The Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund at any time. Each such action will take effect as of the first day of the calendar quarter that follows by thirty (30) days the day on which the Committee gives Participants advance written notice of such change.

      (d)   Crediting or Debiting Method.  The performance of each elected
            ----------------------------
            Measurement Fund (either positive or negative) will be determined by the Committee, in its reasonable discretion, based on available reports of the performance of the Measurement Funds. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant, as determined by the Committee in its sole discretion, as though (i) a Participant's Account Balance were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such day, as of the close of business on such day, at the closing price on such date; (ii) the portion of the Annual Deferral Amount that was actually deferred during any day were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such day, no later than the close of business on the first business day after the day on which such amounts are actually deferred from the Participant's Annual Base Salary through reductions in his or her payroll and from the Participant's Annual Bonus, at the closing price on such date; and
            (iii) any distribution made to a Participant that decreases such Participant's Account Balance ceased being invested in the Measurement Fund(s), in the percentages applicable to such day, no later than one business day prior to the distribution, at the closing price on such date.

      (e)   No Actual Investment.  Notwithstanding any other provision of this
            --------------------
            Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.8   Distributions. The Participant's Employer(s), or the trustee of the Trust,
      -------------
      shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust, respectively (whichever is making the payment). The Participant's Employer, or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan any garnishment of wages in amounts

--------------------------------------------------------------------------------
     and in a manner to be determined by the sole discretion of the Employer(s) and the trustee of the Trust, respectively (whichever is making the payment).

3.9  Adjustment of Annual Deferral Amount. The Committee shall have the
     ------------------------------------
     authority to reduce, without the Participant's consent, the Annual Deferral Amount and/or the Annual Company Contribution Amount, to the extent necessary to comply with applicable tax withholding obligations, garnishments or court-mandated payments, or Participant-authorized deferrals payments or contributions.

                                   ARTICLE 4
            Short-Term Payout/Unforeseeable Financial Emergencies/
            ------------------------------------------------------
                              Withdrawal Election
                              -------------------

4.1  Short-Term Payout. In connection with each election to defer an Annual
     -----------------
     Deferral Amount, a Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan with respect to such Annual Deferral Amount. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the Annual Deferral (or a specified portion thereof) plus amounts credited or debited in the manner provided in Section 3.7 above on that amount, determined at the time that the Short-Term Payout becomes payable (rather than the date of a Termination of Employment) or, alternatively if so elected by the Participant, a fixed stated sum, up to the total Account. Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a 60 day period commencing immediately after the last day of any Plan Year designated by the Participant that is at least three Plan Years after the Plan Year in which the Annual Deferral Amount is actually deferred.

4.2  Other Benefits Take Precedence Over Short-Term Payout. Should an event
     -----------------------------------------------------
     occur that triggers a benefit under Article 5, 6, 7 or 8, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with Section 4.1 but shall be paid in accordance with the other applicable Article.

4.3  Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies. If
     ---------------------------------------------------------------------
     the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.3 shall not be subject to the Deduction Limitation.

--------------------------------------------------------------------------------

4.4  Withdrawal Election. A Participant (or, after a Participant's death, his or
     -------------------
     her Beneficiary) may elect, at any time, to withdraw a portion or all of his or her Account Balance, calculated as if there had occurred a Termination of Employment as of the day of the election, less a withdrawal penalty equal to 10% of the amount withdrawn (the net amount shall be referred to as the "Withdrawal Amount"). Notwithstanding anything in this Section or the Plan to the contrary, to the extent a Participant elects to withdraw a portion or all of his or her Account Balance pursuant to this Section, the Participant may not defer any of his or her Annual Salary Annual Bonus or Director Fees for the remainder of the Plan Year in which the withdrawal is taken and for the next full Plan Year. This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. If made before Retirement, Disability or death, a Participant's Withdrawal Amount shall be based on his or her Account Balance calculated as if there had occurred a Termination of Employment as of the day of the election. Notwithstanding anything in this Section or the Plan to the contrary, a Participant may not elect a Withdrawal Amount less than $5,000. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount within 60 days of his or her election and the Participant's Account shall concurrently be reduced by the Withdrawal Amount plus the 10% penalty. The payment of this Withdrawal Amount shall not be subject to the Deduction Limitation.

                                   ARTICLE 5
                              Retirement Benefit
                              ------------------

5.1  Retirement Benefit. Subject to the Deduction Limitation, a Participant who
     ------------------
     Retires shall receive, as a Retirement Benefit, his or her Account Balance.

5.2  Payment of Retirement Benefit. A Participant, in connection with his or her
     -----------------------------
     commencement of participation in the Plan, shall elect on an Election Form the form in which the Retirement Benefit will be paid, if that benefit becomes payable under the terms of the Plan, which form shall be a lump sum or an Annual Installment Method of not more than ten (10) years. The Participant may change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee; provided, however, the last Election Form that is submitted at least 1 year prior to the Participant's Retirement and is accepted by the Committee in its sole discretion shall be the governing Election Form as to this matter. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Participant Retires. Any payment made shall be subject to the Deduction Limitation. Notwithstanding anything in this Section or the Plan to the contrary, but subject to the Deduction Limitation, the Retirement Benefit paid pursuant to a Participant's elected Annual Installment Method shall be paid in the

--------------------------------------------------------------------------------
     number of annual installments elected by the Participant; provided, however, the annual installments shall not exceed the lesser of the Participant's Years of Service or ten (10) years.

5.3  Death Prior to Completion of Retirement Benefit. If a Participant dies
     -----------------------------------------------
     after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of years and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance.

                                   ARTICLE 6
                        Pre-Retirement Survivor Benefit
                        -------------------------------

6.1  Pre-Retirement Survivor Benefit. Subject to the Deduction Limitation, the
     -------------------------------
     Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability.

6.2  Payment of Pre-Retirement Survivor Benefit.  A Participant, in connection
     ------------------------------------------
     with his or her commencement of participation in the Plan, shall elect on an Election Form whether the Pre-Retirement Survivor Benefit shall be received by his or her Beneficiary in a lump sum or pursuant to an Annual Installment Method of up to ten (10) years. The Participant may annually change this election to an allowable alternative payout period by submitting a new Election Form to the Committee, which form must be accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee prior to the Participant's death shall govern the payout of the Participant's Pre-Retirement Survivor Benefit. If a Participant does not make any election with respect to the payment of the Pre-Retirement Survivor Benefit, then such benefit shall be paid in a lump sum. Notwithstanding the foregoing, if the Participant's Account Balance at the time of his or her death is less than $25,000, payment of the Pre-Retirement Survivor Benefit may be made, in the sole discretion of the Committee, in a lump sum or pursuant to an Annual Installment Method of not more than 5 years. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Committee is provided with proof that is satisfactory to the Committee of the Participant's death.

--------------------------------------------------------------------------------

                                   ARTICLE 7
                              Termination Benefit
                              -------------------

7.1  Termination Benefit. Subject to the Deduction Limitation, the Participant
     -------------------
     shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability.

7.2  Payment of Termination Benefit. The Termination Benefit shall be paid to
     ------------------------------
     the Participant in a lump sum. Notwithstanding anything in this Section or the Plan to the contrary, a Participant may request that the Company pay the lump sum payment or commence the installment payments 60 days after the end of the Plan Year in which the Participant terminates his or her employment. The Committee may, in its sole discretion, accept or reject such a request from a Participant.

                                   ARTICLE 8
                         Disability Waiver and Benefit
                         -----------------------------

8.1  Disability Waiver.
     -----------------

     (a)  Waiver of Deferral.  A Participant who is determined by the Committee
          ------------------
          to be suffering from a Disability shall (i) have no further deferrals of the Annual Deferral Amount that would otherwise have been withheld from a Participant's Annual Base Salary Annual Bonus or Director Fees for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

     (b)  Return to Work.  If a Participant returns to employment with an
          --------------
          Employer, after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

8.2  Continued Eligibility/Disability Benefit.  A Participant suffering a
     ----------------------------------------
     Disability shall, for benefit purposes under this Plan, continue to be considered to be employed and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the foregoing, the Committee shall have the right to, in its sole and absolute discretion, deem the Participant to have experienced a Termination of Employment, or in the case of a Participant who is eligible to Retire, to have Retired, at any time after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination; provided, however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with Article 5 as though the Participant Retired.

--------------------------------------------------------------------------------

     The Disability Benefit shall be paid in a lump sum within 60 days of the Committee's exercise of such right. Any payment made shall be subject to the Deduction Limitation.


                                   ARTICLE 9
                                   ---------
                            Beneficiary Designation
                            -----------------------

9.1  Beneficiary. Each Participant shall have the right, at any time, to
     -----------
     designate his or her Beneficiary(ies) (both primary and contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2  Beneficiary Designation Change/Spousal Consent. A Participant shall
     ----------------------------------------------
     designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. A Participant may name someone other than his or her spouse as a Beneficiary only if a spousal consent, in the form designated by the Committee, is signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death. Notwithstanding anything in this Section or the Plan to the contrary, a Participant's designation of a spouse as a Beneficiary shall automatically be cancelled and revoked on the date a Participant's divorce from that spouse becomes final.

9.3  Acknowledgment. No designation or change in designation of a Beneficiary
     --------------
     shall be effective until received and acknowledged in writing by the Committee or its designated agent.

9.4  No Beneficiary Designation. If a Participant fails to designate a
     --------------------------
     Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the Participant's designated Beneficiary shall be deemed to be the Participant's estate.

9.5  Doubt as to Beneficiary.  If the Committee has any doubt as to the proper
     -----------------------
     Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Company to withhold such payments until this matter is resolved to the Committee's satisfaction.

--------------------------------------------------------------------------------

9.6  Discharge of Obligations.  The payment of benefits under the Plan to a
     ------------------------
     Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                  ARTICLE 10
                               Leave of Absence
                               ----------------

10.1 Paid Leave of Absence.  If a Participant is authorized by the Participant's
     ---------------------
     Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Article 3.

10.2 Unpaid Leave of Absence. If a Participant is authorized by the
     -----------------------
     Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and deferrals shall not be made, in the absence of compensation. Upon such expiration of the unpaid leave and resumption of entitlement to compensation, deferrals shall resume for the remaining portion of the Plan Year in which the return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                  ARTICLE 11
                     Termination/Amendment or Modification
                     -------------------------------------

11.1 Termination. Although the Company anticipates that it will continue the
     -----------
     Plan for an indefinite period of time, there is no guarantee that the Company will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, the Company reserves the right to discontinue its sponsorship of the Plan and to terminate the Plan at any time with respect to any or all of its participating Employees and Directors, by action of its Board of Directors. Upon the termination of the Plan, the Plan Agreements of the affected Participants shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, the Company shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to an Annual Installment Method of up to ten (10) years, with amounts credited and debited during the installment period as provided herein. Prior to a Change in Control, if the Plan is terminated with respect to less than all of its Participants, the Company shall be required to pay such benefits in a lump sum. After a Change in Control, the Company shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Company shall have the right to accelerate installment payments

--------------------------------------------------------------------------------
      without a premium or prepayment penalty by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years.

11.2  Amendment. The Company may, at any time, amend or modify the Plan in whole
      ---------
      or in part by the action of the Committee ; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, (ii) no adverse amendment or modification shall be effective upon or after a Change in Control without the prior written consent of a majority of the Participants, and (iii) no amendment or modification of this Section 11.2 or Section 12.2 of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.3  Plan Agreement. Despite the provisions of Sections 11.1 and 11.2 above, if
      --------------
      a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Company may only amend or terminate such provisions with the consent of the Participant.

11.4  Effect of Payment. The full payment of the applicable benefit under
      -----------------
      Articles 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

                                  ARTICLE 12
                                Administration
                                --------------

12.1  Committee Duties. Except as otherwise provided in this Article 12, this
      ----------------
      Plan shall be administered by the Compensation Committee of the Board, or such committee of delegates as the Compensation Committee of the Board shall appoint. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate laws, rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the

--------------------------------------------------------------------------------

      Committee shall be entitled to rely on information furnished by a Participant, the Company or any Employer.

12.2  Administration Upon Change In Control. For purposes of this Plan, the
      -------------------------------------
      Company, acting through the Committee, shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Upon and after the occurrence of a Change in Control, the "Administrator" shall be an independent third party selected by the Trustee and approved by the individual who, immediately prior to such event, was the Company's Chief Executive Officer or, if not so identified, the Company's highest ranking officer (the "Ex-CEO"). The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Administrator; (2) pursuant to Section 12.5, indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) pursuant to Section 12.6, supply full and timely information to the Administrator or all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date of circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may be terminated (and a replacement appointed) by the Trustee only with the approval of the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

12.3  Agents. In the administration of this Plan, the Committee and the
      ------
      Administrator may, from time to time, employ agents and delegate to them such of their respective administrative duties as they see fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.4  Binding Effect of Decisions. The decisions or actions of the Committee,
      ---------------------------
      the Administrator and/or their respective delegates, with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.5  Indemnity of Committee. All Employers shall indemnify and hold harmless
      ----------------------
      the members of the Committee, and any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising

--------------------------------------------------------------------------------
      from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

12.6  Employer Information. To enable the Committee and Administrator to perform
      --------------------
      their respective functions, the Company and each Employer shall supply full and timely information to the Committee or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.


                                  ARTICLE 13
                                  ----------
                         Other Benefits and Agreements
                         -----------------------------

13.1  Coordination with Other Benefits. The benefits provided for a Participant
      --------------------------------
      and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                  ARTICLE 14
                               Claims Procedures
                               -----------------

14.1  Presentation of Claim. Any Participant or Beneficiary of a deceased
      ---------------------
      Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2  Notification of Decision. The Committee shall consider a Claimant's claim
      ------------------------
      within a reasonable time, and shall notify the Claimant in writing:

      (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

      (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the
            Claimant:

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                                      19

           (i) the specific reason(s) for the denial of the claim, or any part of it;

           (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

           (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

            (iv)  an explanation of the claim review procedure set forth in
                  Section 14.3 below.

14.3   Review of a Denied Claim. Within 60 days after receiving a notice from
       ------------------------
       the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

       (a)  may review pertinent documents;

       (b)  may submit written comments or other documents; and/or

       (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4   Decision on Review. The Committee shall render its decision on review
       ------------------
       promptly, using an abuse of discretion standard of review, and shall render its decision not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

       (a)  specific reasons for the decision;

       (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

       (c)  such other matters as the Committee deems relevant.

14.5   Legal Action. A Claimant's compliance with the foregoing provisions of
       ------------
       this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

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                                      20

                                  ARTICLE 15
                                     Trust
                                     -----

15.1   Establishment of the Trust. The Company may establish the Trust, and each
       --------------------------
       Employer may transfer over to the Trust such assets as the Employer determines, in its sole discretion, to provide for its respective future liabilities created with respect to the Annual Deferral Amounts and Annual Company Contribution Amounts, for such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

15.2   Interrelationship of the Plan and the Trust. The provisions of the Plan
       -------------------------------------------
       and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the other creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

15.3   Distributions From the Trust. Each Employer's obligations under the Plan
       ----------------------------
       may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

15.4   Investment of Trust Assets. The Trustee of the Trust shall be authorized,
       --------------------------
       upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement,


                                  ARTICLE 16
                                 Miscellaneous
                                 -------------

16.1   Status of Plan. The Plan is intended to be a plan that is not qualified
       --------------
       within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent. The Plan is an unfunded, nontax-qualified, individual account, profit sharing plan. Plan benefits shall only accrue immediately before they are paid and may be paid directly by the Company. A person entitled to benefits shall be entitled to receive distributions at the time otherwise provided under the Plan if he or she consents in writing to the distribution within 90 days before it is made. Failing such consent, the distribution shall be delayed to such later date as the person elects. In this case, the amounts otherwise payable shall be deposited at the earliest time otherwise payable with the consent of the person, less taxes required to be withheld, in a brokerage house account for the benefit of that person, and

--------------------------------------------------------------------------------
       invested as the person directs. However, this account shall be owned by a trustee appointed by the Plan Administrator, who shall transfer ownership of the account to the person on or after his or her 60th birthday. By electing to contribute to this Plan, each Participant acknowledges that this Plan is subject to ERISA but exempted from all of ERISA's substantive requirements because it is a "top hat plan," acknowledges that the Company would not have implemented or continued this Plan but for its good faith belief that it is a top hat plan, agrees that all Plan benefits shall be contingent on the Plan being a top hat plan and promises never to assert otherwise.

16.2   Unsecured General Creditor. Participants and their Beneficiaries, heirs,
       --------------------------
       successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, the Employer's assets shall be, and remain, neither pledged nor restricted under or as a result of this Plan. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3   Employer's Liability. An Employer's liability for the payment of benefits
       --------------------
       shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.4   Nonassignability. Neither a Participant nor any other person shall have
       ----------------
       any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5   Not a Contract of Employment. The terms and conditions of this Plan shall
       ----------------------------
       not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, except to the extent expressly provided in a written employment agreement, if any. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6   Furnishing Information. A Participant or his or her Beneficiary, as a
       ----------------------
       condition to entitlement to benefits hereunder, shall cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder,

--------------------------------------------------------------------------------
       including but not limited to taking such physical examinations as the Committee may deem necessary.

16.7   Terms. Whenever any words are used herein in the masculine, they shall be
       -----
       construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8   Captions. The captions of the articles, sections and paragraphs of this
       --------
       Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9   Governing Law. Subject to ERISA, the provisions of this Plan shall be
       -------------
       construed and interpreted according to the internal laws of the State of California without regard to its conflicts of laws principles.

16.10  Notice. Any notice or filing required or permitted to be given to the
       ------
       Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                          Amgen Inc. Nonqualified
                          Deferred Compensation Plan
                          Committee
                          ----------------------------------
                          Amgen, Inc.
                          ----------------------------------
                          One Amgen Center Drive
                          ----------------------------------
                          Thousand Oaks, CA 91320-1799
                          ----------------------------------

       Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

       Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last address of the Participant shown on the records of the Company.

16.11  Successors. The provisions of this Plan shall bind and inure to the
       ----------
       benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12  Spouse's Interest. The interest in the benefits hereunder of a spouse of
       -----------------
       a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

--------------------------------------------------------------------------------

16.13  Validity. In case any provision of this Plan shall be illegal or invalid
       --------
       for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.14  Incompetent. If the Committee determines in its discretion that a benefit
       -----------
       under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.15  Court Order. The Committee is authorized to cause the Company or any
       -----------
       Employer to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately cause the Company or any Employer to distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

16.16  Distribution in the Event of Taxation.
       -------------------------------------

       (a)    In General. If, for any reason, all or any portion of a
              ----------
              Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

       (b)    Trust.  If the Trust terminates in accordance with its terms and
              -----
              benefits are distributed from the Trust to a Participant in accordance with that Section, the Participant's Account, and accordingly the benefits under this Plan, shall be reduced to the extent of such distributions.

16.17  Insurance. The Employers, on their own behalf or on behalf of the trustee
       ---------
       of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participants, in such

--------------------------------------------------------------------------------
       amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participants shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

16.18  Legal Fees To Enforce Rights After Change in Control. The Company and
       ----------------------------------------------------
       each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction. Notwithstanding anything in this Section or the Plan to the contrary, the Company and/or the Participant's Employer shall have no obligation under this Section to the extent there is a judicial determination or final arbitration decision that the litigation or other legal action brought by the Participant is frivolous.

       IN WITNESS WHEREOF, the Company has signed this Plan document as of 02/01, 2002.
       -----

                              "Company"

                              Amgen Inc., a Delaware corporation

                              By:     /s/ Brian M. McNamee
                                      ---------------------

                              Title:  Sr. Vice President, Human Resources
                                      -----------------------------------

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                                      25